SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report
November 26, 2002

CORTEX SYSTEMS INC.
(Exact name of registrant as specified in its charter)
(State or othe  jurisdiction of incorporation)
Nevada
(Commission File No.)
333-72392
(IRS Employer ID)
98-0353403

(Address of principal executive offices and Zip Code)
777 Royal Oak Drive
Suite 310
Victoria, British Columbia
Canada V8X 5K2
(Registrant's telephone number, including area code)
(250) 744-4230

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ITEM 5. OTHER EVENTS

On November 5, 2002, the Company declared a forward split stock dividend of 6:1 so that five (5) additional shares were issued for each one
(1) share outstanding. The Record Date of the forward stock split was November 5, 2002, the Payment Date was November 12, 2002, and the
Effective Date was November 13, 2002.




SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: November 26, 2002.


       CORTEX SYSTEMS INC.


      BY:

      /s/ Kenneth H. Finkelstein
      Kenneth H. Finkelstein, President, Chief Financial Officer,
      Principal Accounting Officer, a member of the Board of Directors